SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 30, 2006

AXONYX INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-25571	86-0883978

(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

500 Seventh Avenue, 10th Floor, New York, New York 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 645-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 30, 2006, TorreyPines Therapeutics, Inc. issued the press release attached as exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of TorreyPines Therapeutics, Inc., dated August 30, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of August, 2006.

AXONYX INC.

By:	/s/ S. Colin Neill

Name: S. Colin Neill
Title: Chief Financial Officer